REGISTRATION NOS. 333-49232/811-03240

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. [ ]

Post Effective Amendment No. 5 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 89 [X]

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

(EXACT NAME OF REGISTRANT)

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

(NAME OF DEPOSITOR)

2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019

(ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(713) 831-3150

(DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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MARY L. CAVANAUGH, ESQ.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019

(NAME AND ADDRESS OF AGENT FOR SERVICE)

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It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[ ] On [date] pursuant to paragraph (b) of Rule 485

[X] 60 days after filing pursuant to paragraph (a) (1) of Rule 485

[ ] on [date] pursuant to paragraph (a) (1) of Rule 485

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TITLE OF SECURITIES BEING REGISTERED:

Potentia(r) Group Fixed and Variable Unallocated Annuity Contracts

The Variable Annuity Life Insurance Company

Units of Interest under Group

Fixed and Variable Annuity Contracts

Potentia(r)

Separate Account A

Prospectus May 1, 2005

The Variable Annuity Life Insurance Company ("VALIC") offers Potentia, units of interest under group fixed and variable unallocated annuity contracts (the "Contract" or the "Contracts"), to certain employer sponsored 403(b) retirement plans. Potentia is available to participants in retirement programs that qualify for deferral of federal income taxes.

Potentia permits Participants to invest in and receive retirement benefits in a Fixed Account Option and/or an array of Variable Account Options described in this prospectus. All Variable Account Options may not be available under each employer's retirement program.

This prospectus provides information the plan and plan Participants should know before investing in Potentia. Please read and retain this prospectus for future reference.

A Statement of Additional Information ("SAI"), dated May 1, 2005, contains additional information about Potentia and is part of this prospectus. The table of contents for the Statement of Additional Information is shown at the end of this prospectus. You may obtain a free copy by calling 1-888-258-3422. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Variable Investment Options
VALIC Company I	VALIC Company II	Other Funds
Growth and Income Fund	Aggressive Growth Lifestyle Fund	American Century Ultra Fund, Investor Class
Mid Cap Index Fund	Capital Appreciation Fund	Janus Adviser Worldwide Fund, Class I
Money Market I Fund	Conservative Growth Lifestyle Fund	Putnam Global Equity Fund, Class A
Science and Technology Fund	Core Bond Fund	Putnam New Opportunities Fund, Class A
Small Cap Index Fund	Moderate Growth Lifestyle Fund	Putnam OTC and Emerging Growth Fund, Class A
Social Awareness Fund	Small Cap Growth Fund
Stock Index Fund	Strategic Bond Fund

Table of Contents

Page

Glossary of Terms 5

Fee Table 6

Selected Purchase Unit Data 7

Summary 8

General Information 10

About Potentia 10

About VALIC 10

About VALIC Separate Account A 10

Units of Interests 11

Distribution of the Contracts 11

Recordkeeping for the Contracts 11

Fixed Account Option 11

Variable Account Options 11

Purchase Period 13

Purchase Payments 14

Purchase Units 14

Calculation of Purchase Unit Value 14

Potentia General Account Unit Value Calculations 15

Variable Account Options Unit Value Calculations 15

Stopping Purchase Payments 15

Transfers Between Investment Options 16

During the Purchase Period - Policy Against Market Timing and Frequent Transfers 16

Effective Date of Transfer 16

During the Payout Period 16

Fees and Charges 17

Premium Tax Charge 17

Separate Account Charges 17

Other Tax Charges 18

Market Value Adjustment 18

Payout Period 18

Fixed Payout 18

Variable Payout 18

Combination Fixed and Variable Payout 19

Payout Date 19

Payout Options 19

Enhancements to Payout Options 20

Payout Information 20

Surrender of Account Value 20

When Surrenders Are Allowed 20

Surrender Restrictions 21

Partial Surrenders 21

Potentia General Account 21

Death Benefits 21

Beneficiary Information 21

During the Payout Period 22

Other Contract Features 22

Changes That May Not Be Made 22

We Reserve Certain Rights 23

Variable Account Option Changes 23

Relationship to Employer's Plan 23

Voting Rights 23

Who May Give Voting Instructions 23

Determination of Fund Shares Attributable to an Account 23

How Fund Shares Are Voted 24

Federal Tax Matters 24

Type of Plans 24

Tax Consequences in General 24

Effect of Tax-Deferred Accumulations 25

Contents of Statement of Additional Information 26

Glossary of Terms

Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, Contract Owner, Annuitant or Beneficiary.

Other specific terms we use in this prospectus are:

Account Value - the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

Annuitant - the individual (in most cases, you) to whom Payout Payments will be paid.

Assumed Investment Rate - the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option.

Beneficiary - the individual designated to receive Payout Payments upon the death of the Annuitant.

Contract Owner - the individual or entity to whom the annuity contract ("Contract") is issued. For a group Contract this will usually be your employer. For individual Contracts, this will usually be you.

Division - the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

Fixed Account Option -- an account that is guaranteed to earn at least a minimum rate of interest while invested in a VALIC general account.

Home Office - located at 2929 Allen Parkway, Houston, Texas 77019.

Mutual Fund or Fund - the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Participant - the individual (in most cases, you) who makes Purchase Payments or for whom Purchase Payments are made. Participant references imparting one gender shall mean either gender. For example, "his" shall mean "his or her" for convenience in this prospectus.

Participant Year - a 12-month period starting with the issue date of a Contract and each anniversary of that date.

Payout Payments - payments withdrawn in a steady stream.

Payout Period - the time when you begin to withdraw your money in Payout Payments.

Payout Unit - a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

Proof of Death - a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments - an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

Purchase Period - the time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

VALIC Separate Account A or Separate Account - a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Options -- investment options that correspond to Separate Account Divisions offered by the Contracts.

Fee Table

The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes, ranging from zero to 31/2%, may also be deducted if applicable.
Contract Owner/Participant Expenses
Maximum Surrender Charge	0.00%

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.
Account Maintenance Fee	$ 0
Separate Account Expenses (as a percentage of Separate Account net assets) (1)	1.45%

The next table shows the total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning the Mutual Funds' fees and expenses is contained in the prospectuses for the Funds.
Total Annual Mutual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the assets of a Mutual Fund, including management fees, distribution and/or service (12b-1) fees, and other expenses)	-.--%	-.--%

(1) Reductions in the surrender charge and the account maintenance fee are available if certain conditions are met. See "Reduction of Separate Account Charges" in this prospectus.

EXAMPLE

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses and the Variable Account Option fees and expenses.

The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses for a Variable Account Option. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender or do not surrender your Contract at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years
$--	$--	$--	$--

Note: This example should not be considered representative of past or future expenses for VALIC Separate Account A or for the Mutual Funds. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

Selected Purchase Unit Data

Purchase units shown are for a Purchase Unit outstanding throughout the year under a representative Contract, invested in a Variable Account Option as shown.
Variable Account Option	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of units Outstanding at End of Year
American Century Ultra Fund - Division 31	2004	0.787
	2003	0.635	0.787	41,455
Janus Adviser Worldwide Fund - Division 47	2004	0.700
	2003	0.579	0.700	24,489
	2002	--	0.579	10,453
Putnam Global Equity Fund - Division 28	2004	0.731
	2003	0.575	0.731	4,964
	2002	--	.0575	2,467
Putnam New Opportunities Fund - Division 26	2004	0.617
	2003	0.472	0.617	27,322
	2002	--	0.472	2,467
Putnam OTCand Emerging Growth Fund - Division 27	2004	0.503
	2003	0.378	0.503
	2002	--	0.378
VALIC Company I
Growth and Income Fund - Division 16	2004	0.831
	2003	0.687	0.831	12,053
	2002	--	0.687
Mid Cap Index Fund - Division 4	2004	1.069
	2003	0.802	1.069	78,425
	2002	--	0.802	39,771
Money Market I Fund - Division 6	2004	1.006
	2003	1.014	1.006	14,960
	2002	--	1.014	18,224
Science and Technology Fund - Division 17	2004	0.505
	2003	0.338	0.505	21,334
	2002	--	0.338
Small Cap Index Fund - Division 14	2004	1.076
	2003	0.745	1.076	28,241
	2002	--	0.745	13,549
Social Awareness Fund - Division 12	2004	0.836
	2003	0.660	0.836
	2002	--	0.660
Stock Index Fund - Division 10c	2004	0.833
	2003	0.659	0.833	60,789
	2002	--	0.659	42,075
VALIC Company II
Aggressive Growth Lifestyle Fund - Division 48	2004	0.890
	2003	0.698	0.890	19,034
	2002	--	0.698	6,821
Capital Appreciation Fund - Division 39	2004	0.660
	2003	--	0.660	--
	2002	--	0.532	--
Conservative Growth Lifestyle Fund - Division 50	2004	1.040
	2003	0.901	1.040	63,800
	2002	--	0.901	41,947
Core Bond Fund - Division 58	2004	1.149
	2003	1.121	1.149	22,432
	2002	--	1.121	2,273
Moderate Growth Lifestyle Fund - Division 49	2004	0.995
	2003	0.818	0.995	34,068
	2002	--	0.818	20,413
Small Cap Growth Fund - Division 35	2004	0.738
	2003	0.514	0.738	26,099
	2002	--	0.514	--
Strategic Bond Fund - Division 59	2004	1.282
	2003	1.089	1.282	2,990
	2002	--	1.089	2,776

Summary

Potentia is a combination fixed and variable annuity from VALIC, offering Participants a wide choice of investment options and flexibility. A summary of Potentia's major features is presented below. For a more detailed discussion of Potentia, please read the entire prospectus carefully.

Fixed And Variable Options

The Contracts offer a choice from among 19 Variable Account Options and one Fixed Account Option, the Potentia General Account. An employer's retirement program will describe which investment options are available to Participants. See "Fixed Account Option" and "Variable Account Options" below.

Transfers

There is no charge to transfer money among Potentia's investment options. Account Values may be transferred between Variable Account Options or between a Variable Account Option and the Potentia General Account at any time during the Purchase Period (please see the "Purchase Period" section in the Prospectus).

Transfers can be made by the Plan or its administrator by contacting BENCOR Administrative Services, the recordkeeper for the Contracts, at 1-888-258-3422. BENCOR Administrative Services is located at 8488 Shepherd Farm Drive, West Chester, Ohio, 45069. For more information on account transfers, see the "Transfers Between Investment Options" section in the prospectus.

Loans

The Potentia Contract does not have a provision for Contract loans. However, the employer or plan sponsor may offer loans through the Plan. A loan would be reflected as a withdrawal from the Potentia Contract and a loan from the Plan trustee or third party administrator. Withdrawals from the Potentia General Account performed to fund Plan loans may be subject to a market value adjustment.

Fees And Charges

Premium Tax Charge

Premium taxes ranging from zero to 3 1/2% are currently imposed by certain states and municipalities on Purchase Payments made under the Contract.

Separate Account Charges

An annual separate account charge will be assessed at an aggregate annualized rate of 1.45% on the average daily net asset value of VALIC Separate Account A.

More information on Fees may be found in the prospectus under the headings "Fees and Charges" and "Fee Table."

Payout Options

A Participant beginning withdrawals can select from several payout options: a lifetime annuity (which guarantees payment for as long as the Participant lives), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of the prospectus.

Federal Tax Information

Although deferred annuity contracts often can be purchased with after-tax dollars, the Potentia Contract is offered primarily in conjunction with retirement programs that receive favorable tax treatment under federal law. For a more detailed discussion of these income tax provisions, see the "Federal Tax Matters" section of the prospectus and the Statement of Additional Information.

Annuities, custodial accounts and trusts used to fund tax qualified retirement plans and programs (such as those established under Internal Revenue Code of 1986, as amended ("Code") sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax qualified plan or program, you should know that an annuity does not provide additional tax deferral beyond the tax qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Separate account expenses are charged for these benefits, as described in the "Fees and Charges" section of this prospectus.

Purchase Requirements

Purchase Payments may be made at any time and in any amount, subject to plan limitations. For more information on Purchase Payments, refer to the "Purchase Period" section of the prospectus.

General Information

About Potentia

Potentia was developed to help Participants save money for retirement. It offers a combination of fixed and variable investment options that Participants can invest in to help them reach their retirement savings goals. Contributions to Potentia usually come from special pay plans. The retirement savings process with Potentia will involve two stages: the Purchase Period and the Payout Period. The first is when Participants make contributions into Potentia, called "Purchase Payments." The second is when Participants receive their retirement payouts. For more information, see "Purchase Period" and "Payout Period" in this prospectus.

Participants may choose, depending upon their retirement savings goals, personal risk tolerances, and retirement plan, to invest in the Potentia General Account and/or the Variable Account Options described in this prospectus. Potentia provides for Participant retirement benefits by allowing the Participants to select an annuity for their payouts.

The Potentia Contract is unallocated, which means that VALIC will not maintain separate Participant account records and will not issue a separate contract or certificate to the Participant. However, the Participant's interest in the Contract, as reflected in records maintained by or on behalf of the plan sponsor, are subject to all of the applicable restrictions under the Code, section 403(b), and any employer's plan limitations that may be more restrictive than the Code restrictions. Most Participant rights described in this prospectus may be exercised by contacting the plan administrator or another plan representative, rather than contacting VALIC directly. This helps ensure compliance with the employer's plan.

About VALIC

We were originally organized on December 21, 1955, as The Variable Annuity Life Insurance Company of America, located in Washington, D.C. We re-organized in the State of Texas on August 20, 1968, as The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity Contracts. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, American General Corporation, VALIC's indirect parent company, was acquired by American International Group, Inc. ("AIG"), a Delaware corporation. As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is the world's leading international insurance and financial services organization, with operations in more than 130 countries and jurisdictions. AIG member companies serve commercial, institutional and individual customers through the most extensive worldwide property-casualty and life insurance networks of any insurer. In the United States, AIG companies are the largest underwriters of commercial and industrial insurance, and among the top-ranked life insurers.

About VALIC Separate Account A

Money directed into Potentia's Variable Account Options will be sent through VALIC'S Separate Account A. You do not invest directly in the Variable Account Options. VALIC's Separate Account A invests in the Variable Account Option on behalf of your account. VALIC Separate Account A is made up of what we call "Divisions." Nineteen Divisions are available and represent the Variable Account Options in the Contracts. Each of these Divisions invests in a different Mutual Fund (an "underlying Fund") made available through the Contracts. For example, Division Ten represents and invests in the (VALIC Company I) Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979, under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of VALIC's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contracts, VALIC Separate Account A may not be charged with the liabilities of any other VALIC operation. The Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contracts be held exclusively for the benefit of the plan, Participants, Annuitants, and Beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AGC and AIG have no legal obligation to back these commitments.

Units of Interest

Investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying Fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts

American General Distributors, Inc. (the "Distributor"), an affiliate of VALIC, acts as VALIC's Separate Account A distributor. VALIC will pay the licensed agents who sell the Contracts a commission. Currently, the commission paid by VALIC will range up to 6.0% of each Purchase Payment. We may also pay an annual trail commission of up to 0.25%. These various commissions are paid by VALIC and do not result in any charge to Contract Owners or to the separate account.

Recordkeeping for the Contracts

PENCO (dba BENCOR Administrative Services) provides group and participant recordkeeping and administration services for the Contracts, including account servicing and statements. BENCOR Administrative Services is located at 8488 Shepherd Farm Drive, West Chester, Ohio, 45069.

Fixed Account Option

Potentia offers one Fixed Account Option, the Potentia General Account. The Potentia General Account provides fixed-return investment growth. This account is guaranteed to earn at least a minimum rate of interest, as disclosed in your Contract, and interest is paid at a declared rate. With the exception of the market value adjustment, which generally will be applied to withdrawals after the first plan year in excess of certain amounts, we bear the entire investment risk for the Potentia General Account. All Purchase Payments and interest earned on such amounts in the Potentia General Account will be paid regardless of the investment results experienced by the Company's general assets. Certain limitations may also apply. See "Transfers Between Investment Options" and "Market Value Adjustment" in this prospectus.

The Potentia General Account provides fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. The Fixed Account Option is not subject to regulation under the 1940 Act and is not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Option. However, federal securities law does require such data to be accurate and complete.

Variable Account Options

The Contracts enable you to participate in Divisions that represent 19 Variable Account Options, shown below. The Employer's plan may limit the number of Variable Account Options available to its Participants to a smaller number. Investment returns on Variable Account Options may be positive or negative depending on the investment performance of the underlying Mutual Fund. The Variable Account Options shown below include a brief description of each Fund, including its investment objective, the investment adviser for the Fund, and investment sub- adviser, if applicable. Please see the separate Fund prospectuses for more detailed information on each Fund's management fees and total expenses, investment strategy and risks, as well as a history of any changes to a Fund's investment adviser or sub-adviser. You should read the prospectuses carefully before investing.

Description of Funds Available as Variable Account Options

American Century Ultra Fund -- seeks long-term capital growth through investments primarily in common stocks that are considered to have a greater than average chance to increase in value over time. Adviser: American Century Investment Management, Inc.

Janus Adviser Worldwide Fund -- seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from at least five different countries, including the U.S. Adviser: Janus Capital Management, LLC.

Putnam Global Equity Fund -- Class A Shares -- seeks capital appreciation by investing in common stocks of companies worldwide. The Adviser invests mainly in mid-sized and large companies with favorable investment potential. Investments in developed countries is emphasized, though the fund may also invest in developing (emerging) markets. Adviser: Putnam Investment Management, LLC.

Putnam New Opportunities Fund -- Class A Shares -- seeks long-term capital appreciation by investing mainly in the common stocks of U.S. companies, with a focus on growth stocks in sectors of the economy that the Adviser believes have high growth potential. Adviser: Putnam Investment Management, LLC.

Putnam OTC and Emerging Growth Fund -- Class A Shares -- seeks capital appreciation by investing mainly in common stocks of U.S. companies traded in the over-the-counter market and "emerging growth" companies listed on the securities exchanges with a focus on growth stocks. Emerging growth companies are those that the Adviser believes have a leading or proprietary position in a growing industry or are gaining market share in an established industry. Adviser: Putnam Investment Management, LLC.

VALIC Company I Funds

Growth and Income Fund -- seeks long-term growth of capital and secondarily, current income through investment in common stocks and equity-related securities. Adviser: VALIC. Sub-adviser: AIG SunAmerica Asset Management Corp.

Mid Cap Index Fund (1) -- seeks growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the SandP MidCap 400(r) Index. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

Money Market I Fund -- seeks liquidity, protection of capital and current income thorough investments in short-term money market instruments. Adviser: VALIC. Sub-adviser: AIG SunAmerica Asset Management Corp.

Science and Technology Fund -- seeks long-term capital appreciation through investments primarily in the common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. Several industries are likely to be included, such as electronics, communications, e-commerce, information services, media, life sciences and health care, environmental services, chemicals and synthetic materials, and defense and aerospace. Adviser: VALIC. Sub-adviser: T. Rowe Price Associates, Inc.

Small Cap Index Fund (2) -- seeks growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the Sub-Adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(r) Index. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

Social Awareness Fund -- seeks growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund. The fund does not invest in companies that are significantly engaged in the production of nuclear energy; the manufacture of military weapons or delivery systems; the manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; or business practices or the production of products that significantly pollute the environment. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

Stock Index Fund (1) -- seeks long-term capital growth through investments in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the SandP 500(r) Index. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

VALIC Company II Funds

Aggressive Growth Lifestyle Fund -- seeks growth through investments in a combination of the different funds offered in VALIC Company I and VALIC Company II. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

Capital Appreciation Fund -- seeks long-term capital appreciation by investing primarily in a broadly diversified portfolio of stocks and other equity securities of U.S. companies. Adviser: VALIC. Sub-adviser: Credit Suisse Asset Management, LLC.

Conservative Growth Lifestyle Fund -- seeks current income and low to moderate growth of capital investments in a combination of the different funds offered in VALIC Company I and VALIC Company II. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

Core Bond Fund -- seeks the highest possible total return consistent with conservation of capital through investment in medium- to high-quality fixed income securities. These securities include corporate debt securities, securities issued or guaranteed by the U.S. government, mortgage-backed, or asset-backed securities. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

Moderate Growth Lifestyle Fund -- seeks growth and current income investments in a combination of the different funds offered in VALIC Company I and VALIC Company II. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

Small Cap Growth Fund -- seeks long-term growth from a portfolio of equity securities of small capitalization growth companies. Adviser: VALIC. Sub-adviser: Franklin Advisers, Inc.

Strategic Bond Fund -- seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of. income producing securities. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

___________

(1) "Standard and Poor's(r)", "SandP(r)", "SandP 500(r)" and "SandP MidCap 400(r)" are trademarks of Standard and Poor's ("SandP"). The Mid Cap Index Fund and Stock Index Fund are not sponsored, endorsed, sold or promoted by SandP and SandP makes no representation regarding the advisability of investing in those Funds.

(2) The Russell 2000(r) Index is a trademark/servicemark of Frank Russell Trust Company. Russell (TM) is a trademark of the Frank Russell Company.

AIG SunAmerica Asset Management Corp. and AIG Global Investment Corp. are affiliated with VALIC due to common parent company ownership. A detailed description of the investment objective of each Mutual Fund can be found in the current prospectus for each Fund mentioned.

Shares of certain of the Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity Contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Fund's prospectus.

Purchase Period

The Purchase Period begins when the first Participant Purchase Payment is made and continues until that Participant begins his Payout Period. The Purchase Period can also end for any Participant when the group Contract is surrendered before the Payout Period. The amount, number, and frequency of Purchase Payments are determined by the retirement plan for which Potentia was purchased.

Purchase Payments

Initial Purchase Payments must be received by VALIC either with, or after, a completed employer plan application. The Contract Owner or the plan's administrator is responsible for furnishing instructions to us (a contribution flow report) as to the amount being applied to each account option.

When an initial Purchase Payment is accompanied by an application, within 2 business days we will:

  Accept the Application and issue a Contract. We will also establish your account and apply the Purchase Payment by crediting the amount, on the date we accept the application, to the Fixed Account Option or Variable Account Option selected;
  Reject the Application and return the Purchase Payment; or
  Request Additional Information to correct or complete the application.

If we receive Purchase Payments before we receive a completed application from an employer's plan, we will not be able to establish a permanent account for the plan. Under those circumstances, we will return the Purchase Payment.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Purchase Units

A Purchase Unit is a unit of interest owned by the employer's plan in a Variable Account Option. Purchase Unit values and the gross investment rate are calculated at the close of regular trading of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern time. Once we have established the plan's account and have applied its initial Purchase Payment as described above, any subsequent Purchase Payment received by us before the close of the Exchange will be credited the same business day. If not, it will be credited the next business day. Purchase Unit values will vary depending on the net investment results of each of the Variable Account Options. This means the value of the Variable Account Options will fluctuate. For more information as to how Purchase Unit values are calculated, see the Statement of Additional Information.

Potentia General Account Unit Value Calculations

The Potentia General Account may be invested in either the general assets of the Company or in a Separate Account of the Company, depending upon state requirements. A complete discussion of the Potentia General Account may be found in the "Summary" and "Fixed Account Option" sections in this prospectus. The value of your Potentia General Account investment may be affected by a market value adjustment and will be applied to withdrawals after the first plan year in excess of certain amounts. See the "Market Value Adjustment" section below. The value of the Potentia General Account is calculated on a given business day as shown below:

Value of the Potentia General Account

EQUALS

All Purchase Payments made to the Potentia General Account

PLUS

Amounts transferred from Variable Account Options to the Potentia General Account

PLUS

All interest earned

MINUS

Amounts transferred or withdrawn from the Potentia General Account (including applicable fees and charges)

Variable Account Options Unit Value Calculations

A plan may allocate all or a portion of Participant Purchase Payments to the Variable Account Options listed in this prospectus. A complete discussion of each of the Variable Account Options may be found in the "Summary" and "Variable Account Options" sections in this prospectus and in each Fund's prospectus. Based upon a Variable Account Option's Purchase Unit value, the plan's accounts will be credited with the applicable number of Purchase Units. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Fund (which may be positive or negative) and the deduction of VALIC Separate Account A charges. See the "Fees and Charges" section in this prospectus. Because Purchase Unit values change daily, the number of Purchase Units credited for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the Account Value of the Contracts may be worth more or less at retirement or withdrawal.

Stopping Purchase Payments

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time before the Account Value Contract has been surrendered. The value of the Purchase Units will continue to vary. The plan's Account Value will continue to be subject to separate account charges.

Transfers Between Investment Options

You may transfer all or part of your Account Value between the Fixed and Variable Account Options in the Contracts without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. Your employer's plan may also limit your rights to transfer.

During the Purchase Period - Policy Against Market Timing and Frequent Transfers

VALIC has a policy to discourage excessive trading and market timing. Therefore, during the Purchase Period, you may make up to 15 transfers per calendar year between Account Options. These transfers may be submitted via the internet or by telephone. Multiple transfers between Account Options on the same day will be counted as a single transfer for purposes of applying this limitation. Transfers in excess of this limit may be required to be submitted in writing by regular U.S. mail and/or you may be restricted to one transfer every 30 days.

The Contracts and Account Options are not designed for short-term trading or "market timing" organizations or individuals engaged in trading strategies that include programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an underlying Mutual Fund. These trading strategies may be disruptive to the underlying Mutual Funds and are thereby potentially harmful to investors. If we determine, in our sole discretion, that your transfer patterns among the Account Options reflect a potentially harmful strategy, we reserve the right to take action to protect the other investors. Such action may include, but would not be limited to, restricting the frequency of or method for requesting transfers among Account Options, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

Regardless of the number of transfers you have made, we will monitor and, upon written notification, may terminate or restrict your transfer privileges, if it appears that you are engaging in a potentially harmful pattern of transfers. Some of the factors we will consider include:

  the dollar amount of the transfer;
  the total assets of the Variable Account Option involved in the transfer;
  the number of transfers completed in the current calendar quarter; or
  whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations.

We intend to enforce these frequent trading policies uniformly for all Contract Owners and Participants. We cannot guarantee, however, that we will be able to prevent all market timing activity or abusive trading. Market timing activity that we are unable to restrict may impact the performance of the Account Options and harm Contract Owners and Participants. We reserve the right to modify these policies at any time.

Effective Date of Transfer

The effective date of a transfer will be:

  The date of receipt, if received by us before the close of regular trading of the Exchange on a day values are calculated. Normally, this will be 4:00 p.m. Eastern time; otherwise,
  The next date values are calculated.

During The Payout Period

During the Payout Period, transfers between Potentia's investment options may be subject to certain limitations imposed by the annuity option purchased. In no event may transfers be done once payout begins from the Potentia General Account.

We will send the plan confirmation of the completed transfer within 5 days from the date of its instruction. When the plan or its administrator receives its confirmation, it is the plan's duty to verify the information shown, and advise us of any errors immediately.

Fees and Charges

By investing in Potentia, Participants may be subject to these basic types of fees and charges:

  Premium Tax Charge
  Separate Account Charges
  Other Tax Charges
  Market Value Adjustment (applicable to the Potentia General Account)

These fees and charges are explained below. For additional information about these fees and charges, see the Fee Table in this prospectus and the prospectuses for the underlying Mutual Funds.

Premium Tax Charge

Taxes on Purchase Payments are imposed by some states, cities, and towns. The rate will range from zero to 3 1/2%. If the law of a state, city, or town requires premium taxes to be paid when Purchase Payments are made, we will, of course, comply. Otherwise, such tax will be deducted from the Payout Value when annuity payments are to begin.

If we deduct an amount for premium taxes, but later find the tax was not due, we will adjust the amount deducted in error to reflect investment experience from the date of the deduction to the date we determined the tax was not due.

Separate Account Charges

There will be a separate account charge applied to VALIC Separate Account A. This is a daily charge at an annualized rate of 1.45% on the average daily net asset value of VALIC Separate Account A. This charge is guaranteed and cannot be increased by the Company. The separate account charge is to compensate the Company for assuming mortality and expense risks under Potentia. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for a Participant's life no matter how long that might be. The expense risk is our obligation to cover the cost of issuing and administering Potentia, no matter how large the cost may be.

The Company may make a profit on the separate account charge. For more information about the Separate Account Charge, see the Fee Table in this prospectus.

Reduction of Separate Account Charges

We may, as described below, determine that the separate account charges for Potentia may be reduced. We may reduce these charges if we determine that the employer's retirement program will allow us to reduce or eliminate certain expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether the retirement program will allow us to reduce or eliminate these expenses:

We review the following factors to determine whether we can reduce the separate account charges:

  The frequency of Purchase Payments for the retirement program.
  The size of the retirement program.
  The amount of the retirement program's periodic Purchase Payment.
  The method of remitting periodic Purchase Payments.

We will only do this if permitted by this Contract and by VALIC guidelines in effect at the time. In no event will the reduction of fees be permitted where the reduction will unfairly discriminate against any person.

Other Tax Charges

We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Market Value Adjustment

The Potentia General Account will be guaranteed to receive a stated rate of interest that is periodically determined, as specified in your Contract. Plan withdrawals after the first policy year in excess of 20% of the Account Value of the Potentia General Account as of the last Contract anniversary will be subject to a market value adjustment. This adjustment may be positive, negative, or zero based upon the differences in interest rates at the time the Contract was established or over the last five years, if less, and at the time of the withdrawal. Any negative adjustment will be waived to the extent it decreases the surrender value below the minimum guaranteed rate as specified in your Contract. This adjustment will not apply to any withdrawals of Account Value in the Potentia General Account used to purchase a Participant's annuity. For more information on the market value adjustment, see "Surrender of Account Value" below. The employer should review the Contract for additional information on the Potentia General Account.

Payout Period

The Payout Period on an annuity begins when a Participant decides to withdraw money in a steady stream of payments. If the employer's plan permits, a Participant may be able to apply any portion of any amounts payable to one of the types of payout options listed below. A Participant may choose to have a payout option on either a fixed, a variable, or a combination payout basis. When a Participant chooses to have a payout option on a variable basis, the same Variable Account Options may be used as the Participant chose under the plan during the Purchase Period.

Fixed Payout

Under fixed payout, a Participant will receive payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments may depend on:

  Type and duration of payout option chosen;
  Your age or your age and the age of your survivor(1);
  The amount being applied; and
  The payout rate being applied and the frequency of the payments.

(1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of the Participant's payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Variable Payout

With a variable payout, a Participant may select from current Variable Account Options. A Participant's payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options the Participant selected. The Payout Unit value is calculated just like the purchase unit value for each Variable Account Option except that the Payout Unit value includes a factor for the Assumed Investment Rate the Participant selected. Assumed Interest Rate means the rate used to determine a Participant's first monthly Payout Payment per thousand dollars of Account Value in the Variable Account Options(s). A Payout Unit is a measuring unit used to calculate Payout Payments from a Participant's Variable Account Option. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Divisions the Participant selected.

For additional information on how Payout Payments and Payout Unit values are calculated, see the Statement of Additional Information.

In determining a Participant's first Payout Payment, an Assumed Investment Rate of 3% is used (unless the Participant selects a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds the Participant's Assumed Investment Rate, the Participant's subsequent payments will be greater than the first payment. If the investment experience of the Variable Account Option is lower than the Participant's Assumed Investment Rate, the Participant's subsequent payments will be less than the first payment.

Combination Fixed And Variable Payout

With a combination fixed and variable payout, the Participant may choose:

  From the existing Variable Account Options (payments will vary); with a
  Fixed payout (payment is fixed and guaranteed).

Payout Date

The payout date is the date elected by a Participant on which the annuity Payout Payments will start. The date elected must be the first of any month. The Participant's account will be valued ten days prior to the end of the month preceding the payout date. A request to start payments must be received in our Home Office on a form approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month the Participant's annuity payments are to begin. Generally, for qualified contracts, the payout date may be when a Participant attain age 59 1/2 or separates from service, but must be no later than April 1 following the calendar year a Participant reaches age 70 1/2 or the calendar year in which a Participant retires. For additional information on the minimum distribution rules that apply to payments under 403(b), see "Federal Tax Matters" in this prospectus and in the Statement of Additional Information.

Payout Options

A Participant may specify the manner in which Payout Payments are made. A Participant may select one of the following options:

  Life Only - payments are made only to a Participant during his lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.
  Life with Guaranteed Period - payments are made to a Participant during his lifetime, but if he dies before the guaranteed period has expired, the Beneficiary will receive payments for the rest of the guaranteed period.
  Life with Cash or Unit Refund - payments are made to a Participant during his lifetime. Upon his death, the Beneficiary will receive a lump sum payment equal to the remaining annuity value.
  Joint And Survivor Life - payments are made to a Participant during the joint lifetime of the Participant and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of third payment.
  Payment for a Designated Period - payments are made to the Participant for a select number of years between five and 30. Upon the Participant's death, payments will continue to his Beneficiary until the designated period is completed. An Annuitant or other payee receiving a variable payout under this option can select at any time to withdraw all or a portion of the value of the remaining variable payout. An Annuitant or other payee will receive one payment for the withdrawal. We calculate the value of any remaining variable payouts by assuming that each payment is equal and by discounting each payment to the present at an annual rate of 3% (the "assumed amount"). We calculate the "assumed amount" of each remaining payment as of the end of the valuation period in which we receive the Annuitant's request for a withdrawal.

Enhancements to Payout Options

A Participant may be able to choose different payout options or select enhancements to the payout options described above, if we agree. These enhancements include partial annuitization, flexible payments of varying amounts and inflation protection payments. Additionally, certain options may be available with a one to 20 year guaranteed period. The joint and survivor life option may be available with a one to 20 year guaranteed period option. Not all of the enhancements are available under each option.

Payout Information

Once a Participant's Payout Payments have begun, the option chosen may not be stopped or changed. Any one of the Variable Account Options may result in a Participant receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, a Participant may suffer unfavorable tax consequences, in the form of a penalty tax, if the Participant does not meet an exception under federal tax law. See "Federal Tax Matters."

If a payout option selection is not made at least 30 days before the Payout Date, then:

  Payments will be made under the life with guaranteed period option;
  The payments will be guaranteed for a 10 year period;
  The payments will be based on the allocation used for the Participant's Purchase Payments;
  The Fixed Account Option will be used to distribute payments to the Participant on a fixed payout basis; and
  The Variable Account Options will be used to distribute payments to the Participant on a variable payout basis.

Under certain retirement plans, federal pension law may require that payments be made under the Joint and Survivor Life Payout Option.

A Participant's first Payout Payment must total at least $25. Most Payout Payments are made monthly. If the amount of a Participant's payment is less than $25, we reserve the right to reduce the number of payments made each year so each of a Participant's payments are at least $25, subject to any limitations under the Contract or Plan.

Surrender of Account Value

When Surrenders Are Allowed

The Contract Owner may withdraw all or part of the Participant's Account Value at any time before Payout begins if:

  allowed under federal or state law
  allowed under the Plan

Delay required under applicable law. We may be required under applicable law to block a request for a surrender until We receive instructions from the appropriate regulator, due to the USA Patriot Act.

The plan's maximum Surrender Value equals the plan's Account Value next computed after its properly completed request for surrender is received in our Home Office subject to any applicable market value adjustment.

There is no guarantee that the Surrender Value in a Variable Account Option will ever equal or exceed the total amount of Purchase Payments received by us.

We will mail the surrender value within 7 calendar days after we receive a properly completed surrender request. However, we may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment which has not cleared the banking system. We may delay payment of that portion of the surrender value until the check clears.

Surrender Restrictions

Generally, Internal Revenue Code Section 403(b) permits total or partial distributions of elective deferrals or certain other amounts transferred into this Contract from a 403(b)(7) custodial account, or a 403(b) annuity contract, only on account of hardship (generally employee contributions only, without accrued interest), attainment of age 59 1/2, separation from service, death or disability. An employer's plan may impose additional restrictions on withdrawals of these and other amounts.

Partial Surrenders

The Contract Owner may request a partial surrender of the Participant's Account Value at any time, subject to any applicable surrender restrictions. A partial surrender will reduce the Account Value.

The reduction in the number of Purchase Units credited to the plan's Variable Account Option Account Value will equal the amount surrendered from the Variable Account Option divided by the plan's Purchase Units next calculated after the request for surrender is received at our Home Office.

Potentia General Account

For withdrawals made during the first year of the Contract, no charges or value adjustments will be made. For withdrawals made after the first year of the Contract, up to 20% of the Potentia General Account accumulation value as of the last Contract anniversary will be free from any charge or adjustment in value. All withdrawals above those limits will be subject to a market value adjustment as follows:

(1 + A)5 divided by (1 + B)5

    Where A = the average 10 year Treasury Constant Maturity Series rate computed as an average of such rates as of the last business day of the last 60 complete calendar months or the number of complete months since the Contract issue if less, determined as of the time of the transaction; and
    Where B = the 10 year Treasury Constant Maturity Series rate determined as of the last business day of the calendar month prior to the transaction.

Death Benefits

If a Participant dies before withdrawing his entire interest in the Contract, the remaining interest will be paid to the Participant's Beneficiary(ies) as determined under the plan, in accordance with the plan and the Code. If the Participant dies during the Payout Period, the remaining annuity payments, if any, will be paid to the Participant's Beneficiary(ies) as determined under the plan and as described below. Death benefits are paid only once per Participant.

Beneficiary Information

The Beneficiary may receive death benefits:

  In a lump sum; or
  In the form of an annuity under any of the payout options stated in the Payout Period section of this prospectus subject to the restrictions of that payout option; or
  In a manner consistent with the Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

Spousal Beneficiaries

A Spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  may delay any distributions until the Annuitant would have reached age 70 1/2; or
  may roll the funds over to an Individual Retirement Annuity;

In the case of a nonqualified Contract,

  may continue the Contract as Contract Owner.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  In full within 5 years after the year of the Annuitant's death; or
  By payments beginning within 1 year after the year of the Annuitant's death under:
  A life annuity;
  A life annuity with payments guaranteed to be made for at least a specified fixed period; or
  An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payout.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

During The Payout Period

If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  If the life only option or joint and survivor life option was chosen, there will be no death benefit.
  If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:
  Receive the present value of any remaining payments in a lump sum; or
  Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or
  Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal beneficiaries may be entitled to more favorable treatment under federal tax law.

Other Contract Features

Changes that may not be Made

The Contract Owner may not be changed once the account has been established.

We Reserve Certain Rights

We reserve the right to:

  Amend the Contract for Variable Account Option Changes;
  Amend the Contract to comply with tax or other laws;
  Make changes (upon written notice) that would apply only to new Participants after the effective date of the changes;
  Operate VALIC Separate Account A as a management investment company under applicable securities laws, in consideration of an investment management fee or in any other form permitted by law;
  Deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required;
  Stop accepting new Participants under a Contract.

Variable Account Option Changes

We may amend your Contract to match changes to the Variable Account Options offered under your Contract. For example, we may add or delete, or stop accepting allocations and/or investments in a particular Variable Account Option. We may move assets from one Variable Account Option to another in accordance with applicable law. The new Variable Account Options offered may have different Fund fees and expenses.

Relationship to Employer's Plan

Participants should always refer to the terms and conditions in the Plan, including any Plan limitations that may limit a Participant's rights with respect to amounts held under the Potentia Contract, when reviewing the descriptions of Potentia in this prospectus.

Voting Rights

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds on the Plan's behalf shares of the Funds which comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provisions in the plan, the plan will dictate whether Participants will have the right to give voting instructions for the shareholder meetings. Contract Owners will instruct VALIC Separate Account A in accordance with these instructions. Plans will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

Determination Of Fund Shares Attributable To An Account

During the Purchase Period

The number of Fund shares attributable to a plan's account will be determined on the basis of the Purchase Units credited to the plan's account on the record date set for the Fund shareholder meeting.

During the Payout Period or After A Death Benefit has been Paid

The number of Fund shares attributable to a Participant's account will be based on the liability for future variable annuity payments to payees on the record date set for the Fund shareholder meeting.

How Fund Shares are Voted

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Contract Owners invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

Federal Tax Matters

Potentia provides tax-deferred accumulation over time, but is subject to federal income and excise taxes, mentioned below. Refer to the Statement of Additional Information for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult a personal tax advisor regarding how the current rules apply to a specific situation.

Type Of Plans

Potentia Contracts are offered primarily to employer-sponsored tax-qualified retirement programs. The Contracts offered with this prospectus are issued only to Code Section 403(b) annuity plans. Contributions under one of these retirement arrangements generally must be made to a qualifying annuity contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under the foregoing retirement arrangements are "Qualified Contracts."

Tax Consequences In General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect under an employer's 403(b) plan. Please refer to the detailed explanation in the Statement of Additional Information, the documents (if any) controlling the retirement arrangement through which the contract is offered, and a personal tax advisor.

Purchase Payments under Potentia can be made as contributions by employers, or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute investment in the Contract. Potentia Contracts offered under this prospectus are only offered to 403(b) programs. Contracts offered under such programs receive deferral of tax on the inside build-up of earnings on invested Purchase Payments until a distribution occurs. See the Statement of Additional Information for special rules.

Generally, the portion of a distribution which is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations.

Amounts subject to income tax may also incur excise or penalty taxes, under the circumstances described in the Statement of Additional Information. Generally, they would also be subject to some form of federal income tax withholding unless rolled into another tax-deferred vehicle. Required withholding will vary according to type of program, type of payment and tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

It is the opinion of VALIC and its tax counsel that a qualified Contract described in section 403(b) of the Code does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds. In 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h) which specifically exempts these qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Effect of Tax-Deferred Accumulations

The chart below compares the results from contributions made to:

  A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);
  A nonqualified contract purchased with after-tax contributions (Purchase Payments); and
  Taxable accounts such as savings accounts.
[Graphic: bar chart comparing results]	10 Years	20 Years	30 Years
Taxable Account	$ 16,325	$ 45,560	$ 97,917
Nonqualified Contract Tax-Deferred Annuity	$ 18,128	$ 57,266	$141,761
Tax-Deferred Annuity	$ 24,171	$ 76,355	$189,015

This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan (shown above as "Taxable Account"); (2) contributing $100 to a Nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and an 8% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 8% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 6% under a taxable program. The 8% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:
Paycheck Comparison	Tax-Favored Retirement Program	Taxable Account
Annual amount available for savings before federal taxes	$2,400	$2,400
Current federal income tax due on Purchase Payments	0	$(600)
Net retirement plan Purchase Payments	$2,400	$1,800

This chart assumes a 25% Federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

Contents of Statement of Additional Information

General Information 2

Federal Tax Matters 2

Economic Growth and Tax Relief Reconciliation Act of 2001 2

Tax Consequences of Purchase Payments to 403(b) Annuities 3

Tax Consequences of Distributions from 403(b) Annuities 5

Special Tax Consequences -- Early Distribution from 403(b) Annuities 6

Special Tax Consequences -- Required Distributions from 403(b) Annuities 7

Tax-free Rollovers, Transfers From 403(b) Annuities 8

Purchase Unit Value 9

Illustration of Calculation of Purchase Unit Value 9

Illustration of Purchase of Purchase Units (Assuming No State Premium Tax) 9

Payout Payments 10

Assumed Investment Rate 10

Amount of Payout Payments 10

Payout Unit Value 11

Illustration of Calculation of Payout Unit Value 11

Illustration of Payout Payments 11

Distribution of Variable Annuity Contracts 11

Recordkeeping for the Contracts 12

Experts 12

Comments on Financial Statements 12

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

UNITS OF INTEREST UNDER GROUP

VARIABLE ANNUITY CONTRACTS

Potentia(r)

STATEMENT OF ADDITIONAL INFORMATION

FORM N-4 PART B

May 1, 2005

This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the prospectus for Potentia dated May 1, 2005 and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company ("VALIC" or the "Company") at 2929 Allen Parkway, Houston, Texas 77019 or 1-800-428-2542 (press 1, then 3). Prospectuses are also available on the internet at www.aigvalic.com.

TABLE OF CONTENTS

Page

General Information 2

Federal Tax Matters 2

Economic Growth and Tax Relief Reconciliation Act of 2001 2

Tax Consequences of Purchase Payments to 403(b) Annuities 3

Tax Consequences of Distributions from 403(b) Annuities 5

Special Tax Consequences -- Early Distribution from 403(b) Annuities 6

Special Tax Consequences -- Required Distributions from 403(b) Annuities 7

Tax-free Rollovers, Transfers From 403(b) Annuities 8

Purchase Unit Value 9

Illustration of Calculation of Purchase Unit Value 9

Illustration of Purchase of Purchase Units (Assuming No State Premium Tax) 9

Payout Payments 10

Assumed Investment Rate 10

Amount of Payout Payments 10

Payout Unit Value 11

Illustration of Calculation of Payout Unit Value 11

Illustration of Payout Payments 11

Distribution of Variable Annuity Contracts 11

Recordkeeping for the Contracts 12

Experts 12

Comments on Financial Statements 12

GENERAL INFORMATION

Flexible payment deferred annuity Contracts are offered in connection with the prospectus to which this SAI relates.

Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum requirements under the Contract.

The Contracts are non-participating and will not share in any of the profits of the Company. The Contracts are unallocated, which means that VALIC will not maintain separate Participant account records and will not issue a separate contract or certificate to the Participant. However, the Participant's interest in the Contracts, as reflected in records maintained by or on behalf of the plan sponsor, are subject to all of the applicable restrictions under Code section 403(b), and to plan limitations that may be more restrictive than the Code restrictions.

FEDERAL TAX MATTERS

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances.

This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and at death.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 403(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds. In 1999, the Internal Revenue Service ("IRS") confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation (Code section 817(h)) which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts will be offered only to non-natural persons pursuant to the meaning of section 72 of the Code. Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts as agents for an individual).

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") increases the amount of allowable contributions to and expands the range of eligible tax-free rollover distributions that may be made among Qualified Contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration. Furthermore, the laws of some states do not recognize all of the benefits of EGTRRA for purposes of applying state income tax laws.

Tax Consequences of Purchase Payments

403(b) Annuities. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions.

For 2005, your voluntary salary reduction contributions are generally limited to $14,000, although additional, "catch-up" contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to $41,000, or up to 100% of salary. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.

401(a) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee generally are made on an after-tax basis, unless eligible for pre-tax treatment by reason of Code sections 401(k) or 414(h).

408(b) Individual Retirement Annuities ("408(b) IRAs" or "Traditional IRAs"). For 2005, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $4,000 or 100% of compensation ($4,500 if you are age 50 or older), and generally fully deductible only by individuals who:

(i) are not active Participants in another retirement plan, and are not married;

(ii) are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income does not exceed $150,000.

(iii) are active Participants in another retirement plan, are unmarried, and have adjusted gross income of $50,000 or less; or

(iv) are active Participants in another retirement plan, are married, and have adjusted gross income of $70,000 or less.

Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $6,000 or 100% of the working spouse's earned income, and no more than $3,000 may be contributed to either spouse's IRA for any year. The $6,000 limit increases to $7,000 if each spouse is age 50 or older ($500 each).

You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

(i) the lesser of $3,000 ($3,500 if you are age 50 or older; $6,000 for you and your spouse's IRAs, or $7,000 if you are both age 50 or older) or 100% of compensation, over

(ii) your applicable IRA deduction limit.

You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.

408A Roth Individual Retirement Annuities ("408A Roth IRAs" or "Roth IRAs"). For 2005, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $4,000 or 100% of compensation ($4,500 if you are age 50 or older), and a full contribution may be made only by individuals who:

(i) are unmarried and have adjusted gross income of $95,000 or less; or

(ii) are married and filing jointly, and have adjusted gross income of $150,000 or less.

The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $150,000 and $160,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $160,000. Similarly, the contribution is reduced for those who are single with modified AGI between $95,000 and $110,000, with no contribution for singles with modified AGI over $110,000. Similarly, individuals who are married and filing separately and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.

All contributions to 408(b) IRAs, traditional nondeductible IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.

457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and (ii) belong to a select group of management or highly compensated employees and/or independent contractors.

This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2005, if the program is an eligible deferred compensation plan (an "EDCP"), you and your employer may contribute (and defer tax on) the lesser of $14,000 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age and age-based catch-up deferrals up to $4,000 are also permitted for individuals age 50 or older.

The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present rights to any vested interest in the Contract and is entitled to payment only in accordance with the EDCP provisions.

Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2004, the employer may contribute up to 25% of your compensation or $41,000, whichever is less. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. In 1998 and 1999, these salary reductions were not permitted to exceed $10,000 per year. The limit for 2000 and 2001 was $10,500, $11,000 in 2002, and $12,000 for 2003. This limit increases $1,000 each year until it reaches $15,000 in 2006 and is then indexed and may be increased in future years in $500 increments. Such plans if established by December 31, 1996, may still allow employees to make these contributions.

SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2005, employee salary reduction contributions cannot exceed $10,000. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.

Nonqualified Contracts. Purchase Payments made under nonqualified Contracts are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons, (except for trusts as agent for an individual) however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

Unfunded Deferred Compensation Plans. Private taxable employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. Private taxable employers that are not natural persons, however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

Tax Consequences of Distributions

403(b) Annuities. Voluntary salary reduction amounts accumulated after December 31, 1988, and earnings on voluntary contributions before and after that date, may not be distributed before one of the following:

(1) attainment of age 59 1/2;

(2) separation from service;

(3) death;

(4) disability, or

(5) hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than rollover contributions.

Distributions are taxed as ordinary income to the recipient in accordance with Code section 72.

401(a) and 403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986.

408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. Such rollovers or conversions completed in 1998 were generally eligible for pro-rata federal income taxation over four years. Individuals with adjusted gross income over $100,000 are generally ineligible for such conversions, regardless of marital status, as are married individuals who file separately.

408A Roth IRAs. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

Nonqualified Contracts. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.

Special Tax Consequences -- Early Distribution

403(b) Annuities, 401(a) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Taxable distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

(1) death;

(2) disability;

(3) separation from service after a Participant reaches age 55 (only applies to 403(b), 401(a), 403(a));

(4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1/2, and distributions that do not exceed the employee's tax deductible medical expenses for the taxable year of receipt.

Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the plan may be subject to a 25% penalty, rather than a 10% penalty.

Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from this penalty tax:

  distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer; and

  distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

  distributions to cover certain medical care or long term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

408A Roth IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to an additional 10% penalty tax if within five years of the rollover/conversion.

457 Plans. Distributions generally may be made under an EDCP prior to separation from service only for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid.

Nonqualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

(1) to a Beneficiary on or after the Contract Owner's death;

(2) upon the Contract Owner's disability;

(3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

(4) made under an immediate annuity contract, or

(5) allocable to Purchase Payments made before August 14, 1982.

Special Tax Consequences -- Required Distributions

403(b) Annuities. Generally, minimum required distributions must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under a uniform table reflecting the joint life expectancy of the Participant and a Beneficiary 10 years younger than the Participant, or if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

(i) must begin to be paid when the Participant attains age 75; and

(ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b)(10).

At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period no longer than the oldest designated Beneficiary's life expectancy.

A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides.

401(a) and 403(a) Qualified Plans. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

(1) there is no exception for pre-1987 amounts; and

(2) there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

408A Roth IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply at the Contract Owner's death.

A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs.

Nonqualified Contracts. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed.

Tax-Free Rollovers, Transfers and Exchanges (Please see the EGTRRA information above)

403(b) Annuities. Tax-free transfers between 403(b) annuity contracts and/or 403(b)(7) custodial accounts, and tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs 401(a)/403(a) qualified plans and governmental EDCPs, are permitted under certain circumstances.

401(a) and 403(a) Qualified Plans. The taxable portion of certain distributions may be rolled over tax free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP.

408(b) Traditional IRAs and SEPs. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a) or 403(a) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.

408A Roth IRAs. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA may be rolled in a taxable transaction to a 408A Roth IRA by individuals who:

(i) have adjusted gross income of $100,000 or less, whether single or married filing jointly;

(ii) are not married filing separately.

Special, complicated rules governing holding periods, avoidance of the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. You should consult your tax advisor regarding the application of these rules.

408(p) SIMPLE IRAs. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

457 Plans. Tax-free transfer of EDCP amounts are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/403(a) Qualified Plans, or 408(b) IRAs are permitted under certain circumstances.

Nonqualified Contracts. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.

PURCHASE UNIT VALUE

The calculation of Purchase Unit value is discussed in the prospectus under "Purchase Period." The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

Illustration Of Calculation Of Purchase Unit Value

1. Purchase Unit value, beginning of period $ 1.800000

2. Value of Fund share, beginning of period 21.200000

3. Change in value of Fund share .500000

4. Gross investment return (3) divided by (2) .023585

5. Daily separate account fee* $ .000027

6. Net investment return (4)-(5) .023558

7. Net investment factor 1.000000+(6) $ 1.023558

8. Purchase Unit value, end of period (1) X (7) $ 1.842404

*Separate account charges of 1% per annum used for illustrative purposes.

Illustration Of Purchase Of Purchase Units (Assuming No State Premium Tax)

1. First Periodic Purchase Payment $ 100.00

2. Purchase Unit value on effective date of purchase (see Example above) $ 1.800000

3. Number of Purchase Units purchased (1) divided by (2) 55.556

4. Purchase Unit value for valuation date following purchase (See Example above3) $ 1.842404

5. Value of Purchase Units in account for valuation date following purchase (3) X (4) $ 102.36

PAYOUT PAYMENTS

Assumed Investment Rate

The discussion concerning the amount of Payout Payments under an annuity Contract selected by a Participant that follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described in this prospectus as follows: 3%, 4 1/2%, 5% or 6% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under individual contracts.) The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

Amount Of Payout Payments

The amount of the first variable annuity payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

The Contracts contain tables indicating the dollar amount of the first Payout Payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%, 3 1/2%, 4% and 5% per annum (3% in the group contract).

The portion of the first monthly variable Payout Payment derived from a division of VALIC Separate Account A is divided by the Payout Unit value for that division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another division or to provide a fixed annuity.

In any subsequent month, the dollar amount of the variable Payout Payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the division or divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3% or other Assumed Investment Rate referred to above.

Therefore, the dollar amount of variable Payout Payments after the first will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity Contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity Contracts are significantly more favorable than the annuity rates guaranteed by the Contract, the Annuitant will be give the benefit of the new annuity rates.

Payout Unit Value

The value of a Payout Unit is calculated at the same time that the value of an Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

Illustration of Calculation of Payout Unit Value

Example:

1. Payout Unit value, beginning of period $ .980000

2. Net investment factor for Period (see Example 3) 1.023558

3. Daily adjustments for 3 1/2% Assumed Investment Rate .999906

4. (2) X (3) 1.023462

5. Payout Unit value, end of period (1) X (4) $ 1.002993

Illustration of Payout Payments

Example: Annuitant age 65, Life Annuity with 120 Payments Certain

1. Number of Purchase Units at Payout Date 10,000.00

2. Purchase Unit value (see earlier Example) $ 1.800000

3. Account Value of Contract (1) X (2) $ 18,000.00

4. First monthly Payout Payment per $1,000 of Account Value $ 5.63

5. First monthly Payout Payment (3) X (4) divided by 1,000 $ 101.34

6. Payout Unit value (see Example above) $ .980000

7. Number of Payout Units (5) divided by (6) $ 103.408

8. Assume Payout Unit value for second month equal to $ .997000

9. Second monthly Payout Payment (7) X (8) $ 103.10

10. Assume Payout Unit value for third month equal to $ .953000

11. Third monthly Payout Payment (7) X (10) $ 98.55

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the National Association of Securities Dealers (the "NASD"). The principal underwriter for VALIC Separate Account A is American General Distributors, Inc. (the "Distributor"), an affiliate of VALIC. The address of the Distributor is 2929 Allen Parkway, Houston, Texas 77019. The Distributor is a Texas corporation and is a member of the NASD. The licensed agents who sell the Contracts will be compensated for such sales by commissions ranging up to 6.0% of each Purchase Payment. Managers who supervise the agents will receive overriding commissions ranging up to 1% of Purchase Payments. These various commissions are paid by the Company and do not result in any charge to Contract Owners or to VALIC Separate Account A in addition to the charges described under "Fees and Charges" in the prospectus.

Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. No sales commissions were paid for the fiscal periods ending December 31, 2004 and 2003.

Recordkeeping for the Contracts

PENCO (dba BENCOR Administrative Services) provides group and participant recordkeeping and administration services for the Contracts, including account servicing and statements. BENCOR Administrative Services is located at 8488 Shepherd Farm Drive, West Chester, Ohio, 45069. VALIC paid $_____, $_____, and $_____for the 2004, 2003and 2002 fiscal periods, respectively, for these recordkeeeping services.

EXPERTS

[To be filed by amendment]

COMMENTS ON FINANCIAL STATEMENTS

The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

CONTRACT FORM

POTENTIA

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements Filed with Part B:

    Audited Financial Statements - The Variable Annuity Life Insurance Company

    To be filed by amendment.

    Audited Financial Statements - The Variable Annuity Life Insurance Company Separate Account A

To be filed by amendment.

(b) Exhibits

1. Resolutions adopted by The Variable Annuity Life Insurance Company Board of Directors at its Annual Meeting of April 18, 1979 establishing The Variable Annuity Life Insurance Company Separate Account A. (1)

1(b). Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of Executive Committee of The Variable Annuity Life Insurance Company Board of Directors. (8)

2. Not Applicable.
  Underwriting Agreement between The Variable Annuity Life Insurance Company, The Variable Annuity Life Insurance Company Separate Account A and A.G. Distributors, Inc. (2)

4(a). Specimen Unallocated Group Contract GFVUA-600. (3)

4(b). Specimen Section 403(b) Tax Sheltered Annuity Endorsement. (3)

5. Specimen Application. (3)

6(a). Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company. (1)

6(b). Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company (as amended through April 28, 1989) effective March 28, 1990. (1)

6(c). Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as amended through July 18, 2001. (8)

7. Not Applicable.

8(a). (i) Fund Participation Agreement between The Variable Annuity Life Insurance Company and Putnam Mutual Funds Corp. (5)

(ii) Amendment No. 1 to Fund Participation Agreement between The Variable Annuity Life Insurance Company and Putnam Mutual Funds Corp., effective August 18, 1997. (4)

8(b). (i) Fund Participation Agreement between The Variable Annuity Life Insurance Company and Twentieth Century Investors Inc. (5)

(ii) Amendment No. 1 to Fund Participation Agreement between The Variable Annuity Life Insurance Company, American Century Mutual Funds, Inc. and American Century Investment Management, Inc., effective December 8, 1997. (5)

(iii) Amendment No. 2 dated January 1, 2000 to Fund Participation Agreement between The Variable Annuity Life Insurance Company, American Century Mutual Funds, Inc. and American Century Investment Management, Inc. dated April 30, 1996, as amended December 8, 1997. (2)

8(c). (i) Form of Services Agreement between The Variable Annuity Life Insurance Company and Janus Service Corporation. (6)

(ii) Form of Participant Administrative Services Agreement between The Variable Annuity Life Insurance Company and Janus Service Corporation. (6)

(iii) Form of Distribution and Shareholder Services Agreement between The Variable Annuity Life Insurance Company and Janus Distributors, Inc. (6)

9. Opinion and Consent of Counsel. (3)

10. Consent of Independent Auditors. (Not Applicable)

11. Not Applicable.

12. Not Applicable.

13. Calculation of performance information. (3)

14. Powers of Attorney. (9)

15. Supplemental Information Form which discloses Section 403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which requires the signed acknowledgment of participants who purchase Section 403(b) annuities with regard to these withdrawal restrictions. (7)

(1) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 33-75292/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 1996.

(2) Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement (File No. 33-75292/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 26, 2000.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-49232/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on February 14, 2001.

(4) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 33-75292/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 1997.

(5) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 33-75292/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on June 28, 1996.

(6) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 33-75292/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on November 3, 2000.
  Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 33-75292/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 29, 1998.
  Incorporated by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File

  No. 333-49232/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on

  April 30, 2003.

  Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File

No. 333-49232/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on

April 30, 2004.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company as of January 7, 2005 are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES AND PRINCIPAL POSITIONS AND OFFICES

BUSINESS ADDRESS HELD WITH DEPOSITOR

Officer Title

Jay S. Wintrob* Director

Bruce R. Abrams Director, President and Chief Executive Officer

M. Kathleen Adamson Director, Executive Vice President - Operations Administration

Mary L. Cavanaugh Director, Executive Vice President, General Counsel and Secretary

Michael J. Akers Director, Senior Vice President and Chief Actuary

N. Scott Gillis** Director, Senior Vice President and Principal Financial Officer

Kathleen M. McCutcheon Director and Vice President - Human Resources

James R. Belardi* Executive Vice President

Randall W. Epright** Executive Vice President and Chief Information Officer

Joseph P. Girgenti Executive Vice President - Marketing

Richard Lindsay Executive Vice President - Strategic Planning

Lillian Caliman Senior Vice President and Divisional Chief Information Officer

Evelyn Curran Senior Vice President - Product Development

David H. den Boer Senior Vice President and Chief Compliance Officer

Sharla A. Jackson *** Senior Vice President - Customer Service Amarillo

Trennis L. Jones Senior Vice President - Marketing

Thomas G. Norwood Senior Vice President - Broker/Dealer Operations

Jamie L. Ohl Senior Vice President - Group Management

Peter W. Seroka Senior Vice President - Marketing

Brenda Simmons Senior Vice President ~~-~~ Client Contribution Services

Robert E. Steele*** Senior Vice President- Specialty Products

Richard L. Bailey Vice President - Group Actuarial

Kurt Bernlohr Vice President - Product Strategy

Mary C. Birmingham Vice President - Group Plan Services

Gregory Stephen Broer Vice President - Actuarial

Marta L. Brown Vice President - Marketing Communications

Richard A. Combs Vice President - Actuarial

Neil J. Davidson Vice President - Actuarial

Terry B. Festervand Vice President and Treasurer

Daniel Fritz Vice President - Actuarial

Darlene Flagg Vice President - Marketing Communications

Mark D. Foster Vice President - VFA Compensation

Marc Gamsin* Vice President

Michael D. Gifford Vice President - Marketing

Glenn Harris Vice President - Operations

Stephen M. Hughes Vice President - Marketing

Joanne M. Jarvis Vice President - Sales Planning and Reporting

Joan M. Keller Vice President - Client Service Processing

William R. Keller, Jr. Vice President - Strategic Planning

Ted G. Kennedy Vice President - Government Relations

Calvin King Vice President - North Houston CCC

Gary J. Kleinman**** Vice President

Suzanne A. Krenz Vice President - Marketing

Joseph P. Mc Kernan Vice President - Information Technology

Greg Outcalt* Vice President

Rembert R. Owen, Jr. Vice President and Assistant Secretary

Linda C. Robinson Vice President - Group Plan Administration

Keith R. Schlosser Vice President - Sales Executive Administration

Richard W. Scott**** Vice President and Chief Investment Officer

Cynthia S. Seeman Vice President - Account Management

James P. Steele*** Vice President - Specialty Products

Richard A. Turner Vice President - Retirement Services Tax

Sarah Van Beck Vice President - Financial Reporting

Frank A. Venutolo Vice President - VFA Administration

Krien VerBerkmoes Vice President - Sales Compliance

Darla G. Wilton Vice President - Broker/Dealer Operations

W. Larry Mask Assistant Secretary

Dan Cricks Tax Officer

Kortney S. Farmer Assistant Secretary

Tracey E. Harris Assistant Secretary

Russell J. Lessard Assistant Secretary

Connie E. Pritchett*** Assistant Secretary

Frederick J. Sdao Assistant Secretary

Katherine Stoner Assistant Secretary

John Fleming Assistant Treasurer

Louis McNeal Assistant Treasurer

Tara S. Rock Assistant Treasurer

* 1 SunAmerica Center, Los Angeles, California 90067-6022

** 21650 Oxnard Ave., Woodland Hills, California 91367

*** 205 E. 10th Avenue, Amarillo, Texas 79101

**** 70 Pine Street, New York, New York 10270

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of The Variable Annuity Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor of the Registrant, see below. The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, accession number 0000950123-04-003302, filed March 15, 2004.
Name of Corporation*	Jurisdiction of Incorporation	% of Voting Securities Owned by its Immediate Parent
American General Corporation	Texas	100%
American General Bancassurance Services, Inc.	Illinois	100%
AGC Life Insurance Company	Missouri	100%
AIG Assurance Canada	Canada	100%
AIG Life of Bermuda, Ltd.	Bermuda	100%
American General Life and Accident Insurance Company	Tennessee	100%
American General Life Insurance Company	Texas	100%
American General Annuity Service Corporation	Texas	100%
AIG Enterprise Services, LLC	Delaware	100%
American General Equity Services Corporation	Delaware	100%
American General Life Companies, LLC	Delaware	100%
The Variable Annuity Life Insurance Company	Texas	100%
VALIC Retirement Services Company	Texas	100%
VALIC Trust Company	Texas	100%
American General Property Insurance Company	Tennessee	51.85%**
American General Property Insurance Company of Florida	Florida	100%
AIG Annuity Insurance Company	Texas	100%
The United States Life Insurance Company in the City of New York	New York	100%
American General Finance, Inc.	Indiana	100%
AGF Investment Corp.	Indiana	100%
American General Auto Finance, Inc.	Delaware	100%
American General Finance Corporation	Indiana	100%
Crossroads Mortgage, Inc.	Tennessee	100%
ENM, Inc.	Tennessee	100%
MorEquity, Inc.	Nevada	100%
Wilmington Finance, Inc.	Delaware	100%
Merit Life Insurance Co.	Indiana	100%
Yosemite Insurance Company	Indiana	100%
CommoLoCo, Inc.	Puerto Rico	100%
American General Financial Services of Alabama, Inc.	Alabama	100%
HSA Residential Mortgage Services of Texas, Inc.	Delaware	100%
American General Investment management Corporation	Delaware	100%
American General Realty Investment Corporation	Texas	100%
American General Assurance Company	Illinois	100%
American General Indemnity Company	Illinois	100%
USLIFE Credit Life Insurance Company of Arizona	Arizona	100%
Knickerbocker Corporation	Texas	100%

* Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

**Also owned 48.15% by American General Life and Accident Insurance Company.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of January 30, 2005, a date that falls within 90 days prior to the date of filing, VALIC Separate Account A offered the following contracts in connection with this Registration Statement: 0 non-qualified contracts and 153 qualified contracts.

ITEM 28. INDEMNIFICATION

Set forth below is a summary of the general effect of applicable provisions of the Depositor's Bylaws regarding indemnification of, and advancement of legal expenses to, the Depositor's officers, directors and employees (collectively, "Indemnitees"). The Depositor shall indemnify any Indemnitee who was or is a named defendant or respondent or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (including any action by or in the right of the Depositor), or any appeal of such action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding, by reason of the fact that the Indemnitee is or was a director, or officer or employee of the Depositor, or is or was serving at the request of the Depositor as a director, officer, partner, venturer, proprietor, trustee, employee, or similar functionary of another foreign or domestic corporation or nonprofit corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement, and reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection with such action, suit or proceeding, if Indemnitee acted in good faith and in a manner he reasonably believed, (i) in the case of conduct in his official capacity as a director of the Depositor, to be in the best interests of the Depositor and (ii) in all other cases, to be not opposed to the best interests of the Depositor; and, with respect to any criminal action or proceeding, if Indemnitee had no reasonable cause to believe his conduct was unlawful; provided, however that in the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Depositor, the indemnity shall be limited to reasonable expenses (including court costs and attorneys' fees) actually incurred in connection with such action, suit or proceeding; and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Depositor or liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity as a director or officer. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Depositor; and, with respect to any criminal action or proceeding, shall not create a presumption that the person had reasonable cause to believe that his conduct was unlawful.

Where an Indemnitee of the Depositor or other person entitled to indemnity hereunder has been wholly successful, on the merits or otherwise, in defense of any such action, suit or proceeding, Indemnitee shall be indemnified against reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection therewith.

Any indemnification (unless otherwise ordered by a court of competent jurisdiction) shall be made by the Depositor only as authorized in a specific case upon a determination that the applicable standard of conduct has been met. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who at the time of the vote have not been named as defendants or respondents in such action, suit or proceeding, or (ii) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in such action, suit or proceeding, or (iii) by special legal counsel selected by the Board of Directors (or a committee thereof) by vote in the manner set forth in subparagraphs (i) and (ii) immediately above or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors, or (iv) by the shareholders in a vote that excludes the shares held by any Indemnitee who is named as a defendant or respondent in such action, suit or proceeding.

Reasonable expenses incurred by an Indemnitee of the Depositor or other person entitled to indemnity hereunder, who was, is or is threatened to be made a named defendant or respondent in any such action, suit or proceeding described above may be paid by the Depositor in advance of the final disposition thereof upon (i) receipt of a written affirmation by the Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification under this article and a written undertaking by or on behalf of the Indemnitee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Depositor as authorized under this article and (ii) a determination that the facts then known to those making the determination would not preclude indemnification under this article.

Notwithstanding any other provision of this article, the Depositor may pay or reimburse expenses incurred by any Indemnitee of the Depositor or any other person entitled to indemnity hereunder in connection with his appearance as a witness or other participation in any action, suit or a proceeding described above at a time when he is not named defendant or respondent in such action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Depositor is against public policy, as expressed in the Act, and therefore may be unenforceable. In the event (a) that a claim for such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person; and (b) the Securities and Exchange Commission is still of the same opinion that the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit such cause to a court of appropriate jurisdiction, the question of whether such indemnification by the Depositor is against public policy as expressed in the Act will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

  American General Distributors, Inc. ("AGDI") acts as exclusive distributor and principal underwriter of the Registrant.

  The following information is furnished with respect to each officer and director of AGDI as of December 2, 2004. Unless otherwise indicated, the principal business address of each individual listed below is 2929 Allen Parkway, Houston, Texas 77019:
Name and Principal Business Address	Position and Offices With Underwriter American General Distributors, Inc.
Richard Lindsay	Director, Chief Executive Officer and President
Mary L. Cavanaugh	Director and Assistant Secretary
David H. den Boer	Director, Senior Vice President and Secretary
Thomas G. Norwood	Executive Vice President
Krien VerBerkmoes	Chief Compliance Officer
John Reiner	Chief Financial Officer and Treasurer
Daniel R. Cricks	Tax Officer
Kurt W. Bernlohr	Assistant Secretary
Tracey E. Harris	Assistant Secretary
Russell J. Lessard	Assistant Secretary
Kortney S. Farmer	Assistant Secretary

(c) Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of:

The Variable Annuity Life Insurance Company

2929 Allen Parkway

Houston, Texas 77019

ITEM 31. MANAGEMENT SERVICES

There have been no management-related services provided to the Separate Account for the last three fiscal years.

ITEM 32. UNDERTAKINGS

a. VALIC hereby commits itself, on behalf of the Contract Owners, to the following undertakings:

1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

2. To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

  The Company hereby represents that the fees and charges deducted under these contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

  Additional Commitments

The Tax Reform Act of 1986 added to the Internal Revenue Code a new Section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the Prospectus or the Statement of Additional Information for Contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Investment Company Act of 1940 (the "Act") if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with Section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

(1) Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the Contract;

(2) Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Contract;

(3) Instruct sales representatives who solicit participants to purchase the Contract specifically to being the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

(4) Obtain from each plan participant who purchases a Section 403(b) annuity Contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) the investment alternatives available under the employer's Section 403(b) arrangement, to which the participant may elect to transfer his contract value.

The Company has complied, and is complying, with the provisions of paragraphs (1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to this Contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

(a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

(b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of this Contract to Program participants;

(c) instruct salespeople who solicit Program participants to purchase this Contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

(d) obtain from each Program participant who purchases this Contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

The Company has complied, and is complying, with the provisions of paragraphs (a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to this Contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

(a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the Contracts issued in connection with the Florida ORP;

(b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of Contracts to Eligible Employees;

(c) instruct salespeople who solicit Eligible Employees to purchase the Contracts specifically to bring the restrictions on redemption imposed by the Division to the attention of the Eligible Employees;

(d) obtain from each Participant in the Florida ORP who purchases a Contract, prior to or at the time of such purchase, a signed statement acknowledging the Participant's understanding: (i) of the restrictions on redemption imposed by the Division, and (ii) that other investment alternatives are available under the Florida ORP, to which the Participant may elect to transfer his or her Contract values.

The Company has complied, and is complying, with the provisions of paragraphs (a)-(d) above.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A, has caused this Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 11th day of February 2005.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

(Registrant)

BY: THE VARIABLE ANNUITY LIFE INSURANCE

COMPANY

(On behalf of the Registrant and itself)

BY: /s/ Mary L. Cavanaugh

Mary L. Cavanaugh

Executive Vice President, General

Counsel and Secretary

ATTEST: /s/ Katherine Stoner

Katherine Stoner

Assistant Secretary

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature Title Date

* Director February 11, 2005

Jay S. Wintrob

/s/ Bruce R. Abrams Director and Chief February 11, 2005

Bruce R. Abrams Executive Officer

* Director February 11, 2005

M. Kathleen Adamson

* Director February 11, 2005

Michael J. Akers

/s/ Mary L. Cavanaugh Director February 11, 2005

Mary L. Cavanaugh

* Director and Principal February 11, 2005

N. Scott Gillis Financial Officer

* Director February 11, 2005

Kathleen M. McCutcheon

*/s/ Katherine Stoner February 11, 2005

Katherine Stoner

Attorney-in-Fact